UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
January 24, 2023

Date of Report
(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices, including Zip Code)
(626) 304-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2023, the Board of Directors (the “Board”) of Arrowhead Pharmaceuticals, Inc. (the “Company”) amended and restated the Company's Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”), which became effective immediately. The Second Amended and Restated Bylaws include revisions that, among other things: (i) update certain procedural mechanics in connection with notice delivered by a stockholder of a nomination or the proposal of business other than nominations; (ii) include certain proxy access provisions which provide that a stockholder (or a group of up to 20 stockholders owning at least three percent of the Company's outstanding capital stock continuously for at least three years) may nominate and include in the Company’s annual meeting proxy materials, director nominees constituting up to the greater of (a) two directors or (b) twenty percent of the number of directors in office as of the last day notice may be delivered, provided that the stockholders satisfy the requirements specified in the Second Amended and Restated Bylaws; (iii) update proxy provisions to require a stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white; (iv); update certain provisions to conform with recent amendments made to the Delaware General Corporation Law; and (v) make certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing description of the amendments to the Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws. The Second Amended and Restated Bylaws are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Arrowhead Pharmaceuticals, Inc., as amended January 24, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 30, 2023

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer